                                                                    Exhibit 10.8

                               FIRST AMENDMENT TO
                               ------------------
               REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT
               --------------------------------------------------


         This FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT dated as of November 29, 2001 (the "First Amendment"), is entered into
                                              ---------------
by and among FEDERAL-MOGUL CORPORATION, a Michigan corporation ("Parent"), each
                                                                 ------
of the direct and indirect Domestic Subsidiaries of the Parent party to the Agreement (as defined below) as borrowers (each, individually, a "Borrower" and
                                                                  --------
collectively, the "Borrowers"), JPMORGAN CHASE BANK, formerly known as The Chase
                   ---------
Manhattan Bank, a New York banking corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "Lenders"), and JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank,
 -------
as administrative agent (the "Administrative Agent") for the Lenders.
                              --------------------

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement dated as of October 1, 2001, as amended (the "Agreement"), pursuant to which the
                                        ---------
Administrative Agent has made available to the Borrowers a revolving credit, letter of credit and term loan facility in an aggregate principal amount not to exceed $675,000,000; and

         WHEREAS, the Borrowers and the Lenders desire to amend and supplement the Agreement to reflect certain modifications to the Agreement; and

         WHEREAS, subject to the terms and conditions set forth in Section 10.3
                                                                    -----------
of the Agreement, each Lender is entitled to assign to one or more Eligible Assignees all or a ratable portion of its interests, rights and obligations under the Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering an Assignment and Acceptance between such Lender and such Eligible Assignee substantially in the form of Exhibit E to the Agreement;
                                                    ---------
and

         WHEREAS, pursuant hereto, JPMorgan Chase Bank, the sole Lender party to the Agreement immediately prior to the effective date of this First Amendment (in such capacity, the "Original Lender") wishes to assign to each of the
                        ---------------
financial institutions (other than itself) that is named on the Commitment Schedule hereto (such financial institutions other than the Original Lender, collectively the "New Lenders"), and each of the New Lenders wishes to assume, a
                  -----------
portion of the Original Lender's interests, rights and obligations under the Agreement so that, after giving effect to this First Amendment, the respective Commitments of the Original Lender and the New Lenders will be as set forth in such Commitment Schedule; and

         WHEREAS, the Borrowers, the Original Lender, the New Lenders and the Administrative Agent have determined that the execution and delivery of this First Amendment to, among other things, effectuate a reallocation of the Total Commitment among the Original Lender and the New Lenders will be more expeditious and administratively efficient than the execution and delivery of separate Assignments and Acceptances between the Original Lender and each of the New Lenders; and

         WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined), each of the New Lenders shall become a party to the Agreement as a Lender and shall have the rights and obligations of a Lender thereunder, and the respective Commitments of the Original Lender and each New Lender under the Agreement shall be in the amount set forth opposite its name on the Commitment Schedule hereto, as such amount may be reduced from time to time pursuant to the Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.   Definitions. Capitalized terms used and not otherwise
                      -----------
defined in this First Amendment are used as defined in the Agreement.

         Section 2.   Amendments to Agreement. Subject to the conditions set
                      -----------------------
forth in Section 6 hereof, the Agreement is hereby amended as follows:
         ---------

         2.1 The index of the Agreement is hereby amended by adding the following schedule listings in the proper numerical sequence: "Schedule 6.10 - Existing Joint Venture Investments", and "Schedule 6.11(a) - Other Surplus Assets Eligible for Sale."

         2.2      Section 1.1 of the Agreement is hereby amended by (a) adding
                  -----------
the following defined terms in proper alphabetical order:

                      "Approved Fund" means, with respect to any Lender that is
                       -------------
         a fund that invests in bank loans and similar commercial extensions of credit, any other fund that invests in bank loans and similar commercial extensions of credit and is managed by the same investment advisor as such Lender or by a Lender Affiliate of such investment advisor.

                      "Third Party Dividend" shall have the meaning set forth in
                       --------------------
         Section 6.8.
         -----------

; (b) amending the definition of the term "Indebtedness" by replacing the word
                                           ------------
"Indebtedness" with the word "indebtedness" in each place where it appears after the initial reference thereto; and (c) amending the definition of the term "Permitted Investments" by (i) deleting the word "and" at the end of clause
 ---------------------
"(f)" thereof; (ii) deleting the period at the end of clause "(g)" thereof and substituting therefor a semicolon and immediately thereafter adding the word "and"; and (iii) adding the following new clauses (h) and (i) immediately after clause "(g)" as follows:

                      (h) to the extent owned on the Filing Date, investments in joint ventures as disclosed in Schedule 6.10; and
                                           -------------

                      (i)  additional investments in joint ventures disclosed in
         Schedule 6.10 during each fiscal year listed below in an aggregate
         -------------
         amount not to exceed the amount specified opposite such fiscal year; provided that each such additional investment shall, for purposes of
         --------
         this Agreement, constitute a Capital Expenditure and shall be subject to the limitations on Capital Expenditures set forth in Section 6.4:
                                                                 -----------

                                          Maximum Additional Investment
                                          -----------------------------
         Fiscal Year Ending                     in Joint Ventures
         ------------------                     -----------------

                                                   (Millions)
             12/31/2001                              $ 8.7
             12/31/2002                              $25.9
             12/31/2003                              $ 7.9

         2.3      In accordance with the provisions of Section 2.1(d) of the
                                                       --------------
Agreement, the Administrative Agent has determined to reallocate $50,000,000 of the Commitments from Tranche A to Tranche B. Accordingly, on the Effective Date the Total Tranche A Commitment is hereby reduced to $475,000,000 and the Total Tranche B Commitment is hereby increased to $200,000,000. Each reference in the Agreement to the Total Tranche A Commitment of "$525,000,000" is hereby amended to be "$475,000,000" and each reference in the Agreement to the Total Tranche B Commitment of "$150,000,000" is hereby amended to be "$200,000,000". Concurrent with the foregoing reallocation, $50,000,000 of the principal amount of the Revolving Loans is hereby converted to be Term Loans. Such conversion shall be effective without any further action on the part of the Borrowers, the Lenders or the Administrative Agent and the converted portion of the Term Loans shall be deemed made on the Effective Date, notwithstanding the provisions of Section
                                                                     -------
2.2(b) of the Agreement.
------

         2.4      Sections 2.3(e) and 2.3(f) of the Agreement are hereby amended
                  ---------------     ------
by replacing the word "Lender" with the words "Tranche A Lender" in each place where it appears.

         2.5      Section 2.9 of the Agreement is hereby amended by inserting a
                  -----------
close parenthesis after the word "Credit" and again after the words "360 days".

         2.6      Section 2.13(b) of the Agreement is hereby amended by
                  ---------------
replacing the phrase "be less than $100,000,000 (before deducting the from time to time principal balance of third party financing arrangements made available to the Non-Debtor Foreign Subsidiaries as set forth in Section 6.10)", with the
                                                       ------------
following: "to the Non-Debtor Foreign Subsidiaries be less than $70,000,000 (without regard to deductions in respect of third party financing arrangements made available to the Non-Debtor Foreign Subsidiaries pursuant to clause (iv) of
Section 6.10)."
-------------
         2.7 Section 4.2 of the Agreement is hereby amended by adding at the end thereof a new paragraph as follows:

                      Each Borrowing shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (c) and (d) of this Section.

         2.8      Sections 5.1(d) and 5.1(g) of the Agreement are each hereby
                  ---------------     ------
amended by replacing the phrase "thirty (30) days after the end of each month (forty-five (45) days after the end of each month which is also the end of a fiscal quarter)" in each such Section with the following: "forty-five (45) days after the end of each month".

         2.9      Section 5.9 of the Agreement is hereby amended by adding after
                  -----------
the words "which business plan shall be" the word "reasonably".

         2.10     Section 6.3 is hereby amended by replacing the number
                  -----------
"$1,000,000" in clause "(iii)" thereof with the following: "$15,000,000".

         2.11     Section 6.8 of the Agreement is hereby amended by: (a)
                  -----------

deleting the word "or" at the end of clause "(iii)" thereof; (b) adding at the end of clause "(iv)" thereof immediately after the words "Non-Debtor Foreign Subsidiary to a Borrower", a comma, and the following new clause: "or (v) to Persons directly owning Minority Interests in an aggregate amount not to exceed $1,000,000 per annum,"; and (c) adding a new sentence at the end thereof as follows:

         Notwithstanding the provisions of clause (v) above, no dividend, distribution or payment to Persons directly owning Minority Interests may be made unless with respect to each such anticipated dividend, distribution or payment (each, a "Third Party Dividend"), such
                                             ------------------
         distributing Borrower or Subsidiary shall first have remitted a dividend, distribution or payment to a Borrower in an amount not less than the recipient Borrower's proportionate share (based upon such Borrower's percentage ownership interest in the Person making such dividend, distribution or payment) of the total dividend, distribution or payment to be made by the distributing Borrower or Subsidiary.

         2.12     Section 6.10 of the Agreement is hereby amended by (a)
                  ------------
inserting immediately following the words "from time to time" in clause "(iv)" thereof, the words "aggregate available commitments and"; (b) deleting the word "and" at the end of clause "(ix)" thereof; (c) adding a new clause "(xi)" immediately after clause "(x)" as follows: "; and (xi) capital contributions advanced from the Borrowers to Federal-Mogul, S.A. - France in an aggregate amount not to exceed $20,000,000 (which contributions shall be made only substantially contemporaneously with the making of an Intercompany Loan in an aggregate amount equal to such capital contributions from Federal-Mogul, S.A. - France to one or more of the Borrowers)"; and (d) inserting at the end thereof a new sentence as follows:

         Notwithstanding the provisions of clause (iv) above, (x) neither the Borrowers nor any of their Subsidiaries may make, or with respect to Intercompany Loans made after the Filing Date, permit to exist, an Intercompany Loan to a Non-Debtor Foreign Subsidiary during such time as such Non-Debtor Foreign Subsidiary shall not have borrowed all amounts available to such Non-Debtor Foreign Subsidiary pursuant to commitments under third party financing arrangements then provided to such Non-Debtor Foreign Subsidiary and (y) in no event shall the permitted amount of postpetition Intercompany Loans to the Non-Debtor Foreign Subsidiaries be less than $70,000,000.

         2.13     Section 6.11 of the Agreement is hereby amended by (a)
                  ------------
deleting the word "and" at the end of clause "(iii)" thereof; (b) renumbering clause "(iv)" thereof as clause "(v)"; and (c) adding at the end of clause "(iii)" thereof a new clause "(iv)" as follows: "(iv) sales of other surplus assets of the Borrowers set forth on Schedule 6.11(a), and."

         2.14     Section 7.1(m) of the Agreement is hereby amended by (a)
                  --------------
deleting the word "or" at the end of clause "(xi)" thereof and (b) adding after clause "(xii)" thereof the following new clause: "or (xiii) the adequate protection payments payable to the collateral trustee for the benefit of the holders under the Indentures, all as described in the Final Order;"

         2.15     Section 10.3(b) of the Agreement is hereby amended by (a)
                  ---------------
adding in clause "(i)" thereof after the words "Lender Affiliate" the words "or to an Approved Fund of a Lender"; and (b) adding at the beginning of clause "(ii)" thereof the following: "other than in the case of an assignment to any Lender Affiliate or to an Approved Fund of a Lender or to a Person at least 50% owned by the assignor Lender, or by a common parent of both, or to another Lender,"; and (c) adding a new subsection (h) thereof as follows:

                      (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any pledge or assignment of a security interest, provided that no such pledge or assignment of a security
                   --------
         interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         2.16     Section 10.6 of the Agreement is hereby amended by adding
                  ------------
after the word "employees," the following: "trustees, advisors".

         2.17     Section 10.10 of the Agreement is hereby amended by adding
                  -------------
after the phrase "extend any date for payment of interest" the following: ", principal or fees".

         2.18     Section 10.18 of the Agreement is hereby amended by adding
                  -------------
after the phrase "thirty (30) days after the Closing Date" the following: "or such later date to which the Administrative Agent shall, in its sole discretion, agree in writing".

         2.19 Section 10.19 of the Agreement is hereby amended by adding in clause "(y)" thereof after the words "Foreign Subsidiary" the following: "other than Federal-Mogul, S.A. - France".

         2.20     Annex A-1 to the Agreement is hereby replaced in its entirety
                  ---------
by Annex A-1 attached hereto, which Annex reflects the reallocation contemplated
   ---------
by Section 2.3 above.

         2.21     Annex A-2 to the Agreement is hereby replaced in its entirety
                  ---------
by Annex A-2 attached hereto, which Annex reflects the reallocation contemplated
   ---------
by Section 2.3 above.

         2.22 The signature pages to the Agreement are hereby amended to list, in addition to the Original Lender, the New Lenders, as such new Lenders are listed on the signature pages to this First Amendment.

         2.23     Schedule 3.12 to the Agreement is hereby replaced in its
                  -------------
entirety by Schedule 3.12 attached hereto.
            -------------

         Section 3.   Assignment and Acceptance.
                      -------------------------

         3.1 By its execution and delivery hereof, the Original Lender hereby irrevocably sells and assigns to each of the New Lenders without recourse to the Original Lender, and each of the New Lenders hereby irrevocably purchases and assumes from the Original Lender without recourse to the Original Lender, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to
                                                   -----------------
all the Original Lender's rights and obligations under the Agreement in a principal amount as set forth opposite each such New Lender's name on Annex A-1.
                                                                      ---------

         3.2 By its execution and delivery hereof, the Original Lender (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) requests that the Administrative Agent evidence the Assigned Interest by recording the information contained on Annex A-1 in the Register which reflects the assignment being made
             ---------
hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3.3      By its execution and delivery hereof, each of the New Lenders,
(i) represents and warrants that it is legally authorized to enter into this First Amendment and that it is an Eligible Assignee; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to the Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and to make its own decision to enter into this First Amendment and thereby become a party to the Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Original Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) if the New Lender is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the New Lender's exemption from United States withholding taxes with respect to all payments to be made to the New Lender under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (vii) has supplied the information requested on the administrative questionnaire heretofore supplied by the Administrative Agent.

         3.4      By its execution and delivery hereof, each of the New Lenders
(i) agrees that any interest, Commitment Fees and Letter of Credit Fees that accrued prior to the Effective Date shall not be payable to such New Lender and authorizes and directs the Administrative Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid to it after the Effective Date and to pay such amounts to the Original Lender (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of the Original Lender and each New Lender that accrue on or after the Effective Date shall be payable to each such Lender in accordance with its Commitment), (ii) agrees that if it receives any amount under the Agreement that is for the account of the Original Lender, it shall receive the same for the account of such Original Lender to the extent of the Original Lender's interest therein and shall promptly pay the same to such other party, (iii) acknowledges that if such New Lender is organized under the laws of a jurisdiction outside the United States, such New Lender has heretofore furnished to the Administrative Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Lender's exemption from United States withholding taxes with respect to any payments to be made to such New Lender under the Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty).

         3.5 From and after the Effective Date, (i) each New Lender will pay to the Administrative Agent (for the account of the Original Lender) such amount as represents such New Lender's pro rata portion of the aggregate principal amount of the Loans that are outstanding on the Effective Date and such New Lender's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Administrative Agent shall pay to each New Lender such fees as have been previously agreed to between the Administrative Agent and such New Lender.

         3.6 From and after the Effective Date, (i) each of the New Lenders shall be a party to the Agreement and, to the extent provided in this First Amendment, have the rights and obligations of a Lender thereunder, and (ii) the Original Lender shall, to the extent provided in this First Amendment, relinquish its rights and be released from its obligations under the Agreement.

         3.7 The execution of this First Amendment by the Borrowers, the Administrative Agent and the Fronting Bank is evidence of the consents required pursuant to Section 10.3(e) of the Agreement. In addition, to the extent it is
            ---------------
not satisfied by virtue of execution and delivery hereof, the condition contained in clause (iii) of Section 10.3(e) of the Agreement is hereby waived.
                             ---------------
Pursuant to Section 2.7(e) of the Agreement, the Borrowers agree to execute and
            --------------
deliver a promissory note payable to the order of each New Lender requesting that Loans made by it be evidenced by a promissory note to evidence the assignment and assumption provided for herein.

         3.8 By executing and delivering this First Amendment, each New Lender hereby becomes party to the Agreement as a Lender, with all of the rights, privileges, obligations and duties of a Lender thereunder. Without limiting the generality of the foregoing, each New Lender agrees to perform its duties and obligations under the Agreement in accordance with the terms thereof.

         Section 4.   Termination of Initial Period. Each of the Borrowers, the
                      -----------------------------
Lenders and the Administrative Agent hereby acknowledge and agree that the Initial Period terminated on November 20, 2001.

         Section 5.   Effectiveness. The effectiveness of this First Amendment
                      -------------
is conditioned upon the Administrative Agent's receipt of executed counterparts of this First Amendment which, when taken together, bear the signatures of the Borrowers, the Original Lender and each New Lender (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The "Effective Date" shall mean the first Business Day on which the
             --------------
foregoing condition is fully satisfied.

         Section 6.   Representations and Warranties. Each Borrower represents
                      ------------------------------
and warrants to the Lenders that:

         6.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Agreement are true and correct in all material respects on and
---------
as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         6.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this First Amendment.

         Section 7. Choice of Law. THIS FIRST AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 8.   Full Force and Effect. Except as specifically amended
                      ---------------------
hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this First Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any such instrument or document to be deemed a reference to the Agreement as amended hereby.

         Section 9.   Counterparts. This First Amendment may be executed in any
                      ------------
number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

         Section 10.  Headings. The various headings of this First Amendment are
                      --------
inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and the year first written.

                                       BORROWERS:

                                       FEDERAL-MOGUL CORPORATION



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       J.W.J. HOLDINGS INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL-MOGUL TRI-WAY, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       CARTER AUTOMOTIVE COMPANY, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL MOGUL VENTURE
                                       CORPORATION



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer

                                       FEDERAL-MOGUL GLOBAL PROPERTIES, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: President and Treasurer



                                       FEDERAL-MOGUL WORLD WIDE, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: President and Treasurer



                                       FELT PRODUCTS MFG. CO.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FM INTERNATIONAL, LLC



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL-MOGUL U.K. HOLDINGS INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer

                                       FEDERAL-MOGUL GLOBAL INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       T&N INDUSTRIES INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FERODO AMERICA, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       GASKET HOLDINGS, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL-MOGUL MYSTIC, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer

                                       FEDERAL-MOGUL POWERTRAIN, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL-MOGUL PISTON RINGS, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       MCCORD SEALING, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL-MOGUL DUTCH HOLDINGS INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer



                                       FEDERAL-MOGUL IGNITION COMPANY



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer

                                       FEDERAL-MOGUL PRODUCTS, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: President and Treasurer



                                       FEDERAL-MOGUL FX, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: President



                                       FEDERAL-MOGUL PUERTO RICO, INC.



                                       By: /s/ DAVID A. BOZYNSKI
                                           -------------------------------------
                                       Name: David A. Bozynski
                                       Title: Vice President and Treasurer

                                       LENDERS:

                                       JPMORGAN CHASE BANK
                                       Individually and as Administrative Agent



                                       By: /s/ ROBERT ANASTASIO
                                           -------------------------------------
                                       Name: Robert Anastasio
                                       Title: Vice President

                                       BANK OF AMERICA, N.A.



                                       By: /s/ DANIEL PETRIK
                                           -------------------------------------
                                       Name: Daniel Petrik
                                       Title: Vice President

                                       FLEET NATIONAL BANK



                                       By: /s/ JAMES J. O'BRIEN
                                           -------------------------------------
                                       Name: James J. O'Brien
                                       Title: Authorized Officer

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION



                                       By: /s/ JAMES F. HOGAN
                                           -------------------------------------
                                       Name: James F. Hogan
                                       Title: Duly Authorized Signatory

                                       THE CIT GROUP/BUSINESS CREDIT,
                                       INC.



                                       By: /s/ GARY L. LEMBO
                                           -------------------------------------
                                       Name: Gary L. Lembo
                                       Title: Assistant Vice President

                                       First Union National Bank



                                       By: /s/ JILL W. AKRE
                                           -------------------------------------
                                       Name: Jill W. Akre
                                       Title: Senior Vice President

                                       FOOTHILL CAPITAL CORPORATION



                                       By: /s/ SANAT AMLADI
                                           -------------------------------------
                                       Name: Sanat Amladi
                                       Title: Assistant Vice President

                                       GMAC BUSINESS CREDIT, LLC



                                       By: /s/ W. WAKEFIELD SMITH
                                           -------------------------------------
                                       Name: W. Wakefield Smith
                                       Title: Director

                                       THE BANK OF NOVA SCOTIA



                                       By: /s/ MARIA SOCORRO F. SEVILLA
                                           -------------------------------------
                                       Name: Maria Socorro F. Sevilla
                                       Title: Director

                                       BANK ONE, NA



                                       By: /s/ RICHARD H. HUTTENLOCHER
                                           -------------------------------------
                                       Name: Richard H. Huttenlocher
                                       Title: Senior Vice President

                                       CREDIT LYONNAIS NEW YORK
                                       BRANCH



                                       By: /s/ ANNE G. SHEAN
                                           -------------------------------------
                                       Name: Anne G. Shean
                                       Title: Vice President

                                       SOCIETE GENERALE



                                       By: /s/ ROBERT P. TINARI
                                           -------------------------------------
                                       Name: Robert P. Tinari
                                       Title: Director

                                       BANK OF SCOTLAND



                                       By: /s/ JOSEPH FRATUS
                                           -------------------------------------
                                       Name: Joseph Fratus
                                       Title: Vice President

                                       CIBC INC.



                                       By: /s/ DANIEL D. MCCREADY
                                           -------------------------------------
                                       Name: Daniel D. McCready
                                       Title: Managing Director
                                              CIBG World Markets Corp.,
                                              As Agent

                                       GUARANTY BUSINESS CREDIT
                                       CORPORATION



                                       By: /s/ HAROLD J. KESSLER
                                           -------------------------------------
                                       Name: Harold J. Kessler
                                       Title: Vice President

                                       BAYERISCHE HYPO-UND
                                       VEREINSBANK AG



                                       By: /s/ MICHAEL D. NOVELLINO
                                           -------------------------------------
                                       Name: Michael D. Novellino
                                       Title: Associate Director



                                       BAYERISCHE HYPO-UND
                                       VEREINSBANK AG



                                       By: /s/ SALVATORE ESPOSITO
                                           -------------------------------------
                                       Name: Salvatore Esposito
                                       Title: Director

                                       HELLER FINANCIAL, INC.



                                       By: /s/ ALBERT J. FORZANO
                                           -------------------------------------
                                       Name: Albert J. Forzano
                                       Title: Vice President

                                       TRANSAMERICA BUSINESS
                                       CAPITAL CORPORATION



                                       By: /s/ TERESA B. GERLACH
                                           -------------------------------------
                                       Name: Teresa B. Gerlach
                                       Title: Vice President

                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, as Lender



                                       By: /s/ NOEL P. PURCELL
                                           -------------------------------------
                                       Name: Noel P. Purcell
                                       Title: Senior Vice President

                                       THE ROYAL BANK OF SCOTLAND PLC



                                       By: /s/ CHARLES GREER
                                           -------------------------------------
                                       Name: Charles Greer
                                       Title: Vice President Specialized Lending
                                              Services

                                       THE PROVIDENT BANK



                                       By: /s/ RUSS SMETHWICK
                                           -------------------------------------
                                       Name: Russ Smethwick
                                       Title: Portfolio Manager, AVP

                                       WEBSTER BANK



                                       By: /s/ JOHN GILSENAN
                                           -------------------------------------
                                       Name: John Gilsenan
                                       Title: Vice President

                                       BILL & MELINDA GATES FOUNDATION
                                       By: David L. Babson & Company Inc. as
                                        Investment Adviser



                                       By: /s/ JOHN B. WHEELER
                                           -------------------------------------
                                       Name: John B. Wheeler
                                       Title: Managing Director

                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY
                                       By: David L. Babson & Company Inc. as
                                       Investment Adviser



                                       By: /s/ JOHN B. WHEELER
                                           -------------------------------------
                                       Name: John B. Wheeler
                                       Title: Managing Director

                                       MAPLEWOOD (CAYMAN) LIMITED
                                       By: David L. Babson & Company Inc. under
                                       Delegated authority from Massachusetts
                                       Mutual Life Insurance Company as
                                       Investment Manager



                                       By: /s/ JOHN B. WHEELER
                                           -------------------------------------
                                       Name: John B. Wheeler
                                       Title: Managing Director

                                       MASSMUTUAL HIGH YIELD PARTNERS II LLC
                                       By: HYP Management, Inc. as Managing
                                       Member



                                       By: /s/ JOHN B. WHEELER
                                           -------------------------------------
                                       Name: John B. Wheeler
                                       Title: Managing Director

                                       RIVIERA FUNDING LLC



                                       By: /s/ DIANA L. MUSHILL
                                           -------------------------------------
                                       Name: Diana L. Mushill
                                       Title: Assistant Vice President

                                       PROTECTIVE LIFE INSURANCE
                                       COMPANY



                                       By: /s/ DIANE S. GRISWOLD
                                           -------------------------------------
                                       Name: Diane S. Griswold
                                       Title: Assistant Vice President

                                       NORTHWOODS CAPITAL, LIMITED
                                       By: Angelo, Gordon & Co., L.P.
                                       As Collateral Manager



                                       By: /s/ JOHN W. FRASER
                                           -------------------------------------
                                       Name: John W. Fraser
                                       Title: Managing Director

                                       NORTHWOODS CAPITAL II, LIMITED
                                       By: Angelo, Gordon & Co., L.P.
                                       As Collateral Manager



                                       By: /s/ JOHN W. FRASER
                                           -------------------------------------
                                       Name: John W. Fraser
                                       Title: Managing Director

                                       NORTHWOODS CAPITAL III, LIMITED
                                       By: Angelo, Gordon & Co., L.P.
                                       As Collateral Manager



                                       By: /s/ JOHN W. FRASER
                                           -------------------------------------
                                       Name: John W. Fraser
                                       Title: Managing Director

                                       LENDERS:

                                       JPMORGAN CHASE BANK,
                                       Individually and as Administrative Agent



                                       By:
                                           -------------------------------------
                                       Name: Robert Anastasio
                                       Title: Vice President



                                       TORONTO DOMINION (NEW YORK), INC.



                                       By: /s/ SUSAN K. STRONG
                                           -------------------------------------
                                       Name: Susan K. Strong
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------



                                       [LENDER NAME]



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       [LENDER NAME]



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                       [LENDER NAME]



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       STANWICH LOAN FUNDING LLC



                                       By: /s/ DIANA L. MUSHILL
                                           -------------------------------------
                                       Name: Diana L. Mushill
                                       Title: Assistant Vice President

                                       OAK HILL CREDIT PARTNERS I,
                                       LIMITED
                                       BY: OAK HILL CLO MANAGEMENT,
                                       LLC
                                       AS INVESTMENT MANAGER



                                       By: /s/ ROBERT B. OKUN
                                           -------------------------------------
                                       Name: Robert B. Okun
                                       Title: Authorized Signatory

                                       OPPENHEIMER SENIOR FLOATING
                                       RATE FUND



                                       By: /s/ DAVID FOXHOVEN
                                           -------------------------------------
                                       Name: David Foxhoven
                                       Title: Assistant Vice President

                                       BLACK DIAMOND INTERNATIONAL
                                       FUNDING, LTD.



                                       By: /s/ ALAN CORKISH
                                           -------------------------------------
                                       Name: Alan Corkish
                                       Title: Director

                                       EAST WEST BANK



                                       By: /s/ NANCY A. MOORE
                                           -------------------------------------
                                       Name: Nancy A. Moore
                                       Title: Senior Vice President

                                       MUIRFIELD TRADING LLC



                                       By: /s/ DIANA L. MUSHILL
                                           -------------------------------------
                                       Name: Diana L. Mushill
                                       Title: Assistant Vice President

                                       LAGUNA FUNDING TRUST



                                       By: /s/ ANN E. MORRIS
                                           -------------------------------------
                                       Name: Ann E. Morris
                                       Title:  Authorized Agent